UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 7, 2005

                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   814-00631                 52-2050585
         --------                   ---------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia         22203-1664
 ----------------------------------------------------------        ----------
           (Address of principal executive offices)                 (Zip code)

   Registrant's telephone number, including area code:          (703) 528-7073

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

      Securities Purchase Agreement

      On October 6, 2005, Celerity Systems, Inc. (the "Company") entered into a Securities Purchase Agreement with Cornell Capital Partners, LP. Pursuant to the Securities Purchase Agreement, the Company issued to Cornell Capital Partners, LP, a total of $1,000,000 of Series F Convertible Preferred stock, par value $0.01 per share (the "Series F Preferred Stock"). The transaction closed on October 6, 2005.

      Upon the termination of the Company's status as a "Business Development Company" under the Investment Company Act of 1940, as amended, the Series F Preferred Stock will become convertible at the option of the holder thereof, into such number of fully paid and non-assessable shares of the common stock of the Company, par value $0.001 per share, as is determined by dividing (a) the sum of (i) $1,000,000 (the original purchase price for the Series F Preferred Stock), plus (ii) all accrued but unpaid dividends thereon by (b) the conversion price then in effect. As set forth in the Certificate of Designation of the Series F Preferred Stock, the conversion price is $0.001, as adjusted from time to time as provided in the Certificate of Designation.

      The Company will have the right to redeem upon three calendar days prior written notice to Cornell Capital Partners, LP, all or any part of the Series F Preferred Stock at a redemption price equal to 125% of the amount redeemed. The redemption price, in immediately available funds, will accompany the written notice.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

      See Item 1.01

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibit No. Description.


EXHIBIT             DESCRIPTION                                                           LOCATION
-----------------  --------------------------------------------------------------------  ----------------------------------
Exhibit 99.1        Securities Purchase Agreement dated as of October 6, 2005, by and     Provided herewith
                    between the Company and Cornell Capital Partners, LP

Exhibit 99.2        Certificate of Designation of the Series F Convertible Preferred      Provided herewith
                    Stock

Exhibit 99.3        Escrow Agreement dated as of October 6, 2005, by and between the      Provided herewith
                    Company and Cornell Capital Partners, LP

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 7, 2005          CELERITY SYSTEMS, INC.

                                  By:      /s/ C. Thomas McMillen
                                           ------------------------------------
                                  Name:    C. Thomas McMillen
                                  Title:   President and Chief Executive Officer

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